UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                                  June 13, 2007


                       THE MANAGEMENT NETWORK GROUP, INC.
               (Exact name of company as specified in its charter)


          Delaware                     0-27617                 48-1129619
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                    Identification Number)

         7300 College Boulevard, Suite 302, Overland Park, Kansas 66210
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               (Address of principal executive offices) (Zip code)

                                 (913) 345-9315
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              (Registrant's telephone number, including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 5.02      DEPARTURE  OF  DIRECTORS   OR  CERTAIN   OFFICERS;   ELECTION  OF
               DIRECTORS;   APPOINTMENT   OF  CERTAIN   OFFICERS;   COMPENSATORY
               ARRANGEMENTS OF CERTAIN OFFICERS

On June 13, 2007, Micky K. Woo was promoted to President and Chief Operating Officer of the Company. He succeeds Chairman and Chief Executive Officer Richard
P. Nespola in the President position. Information about Mr. Woo and his compensation arrangements is available in our proxy statement for the 2007 annual meeting of shareholders, as filed with the SEC on April 30, 2007.

On June 13, 2007, our Board of Directors awarded ten percent base salary increases to Richard P. Nespola and Micky K. Woo, retroactive to January 1, 2007. The raises were based on their successful efforts to diversify the Company's offerings and the fact that they had not received base salary increases since 2003. Mr. Nespola's adjusted base salary for 2007 will be $624,250 and Mr. Woo's adjusted base salary for 2007 will be $460,562. The retroactive portion of the base salary adjustment will be paid as lump sums in the amounts of $25,755 to Mr. Nespola and $19,002 to Mr. Woo.

ITEM 8.01      OTHER INFORMATION

On June 13, 2007, our Board of Directors adopted amended and restated charters for our Compensation and Nominating Committee and Corporate Governance Committee and an amended and restated Code of Business Conduct. The amended and restated charters and Code of Business Conduct will be available on the Investor Relations page of our website at tmng.com.

Also on June 13, 2007, our Board of Directors adopted a Policy on Granting Equity Awards documenting the formal procedures and processes for equity compensation awards by the Company.

In keeping with a long-standing policy of the Company to indemnify executive officers and directors to the full extent permitted by our Certificate of Incorporation and Bylaws and Section 145 of the Delaware General Corporation Law, we are entering into written agreements with our executive officers and directors to memorialize these rights.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                THE MANAGEMENT NETWORK GROUP, INC.


Date:  June 19, 2007            By:  /s/ Donald E. Klumb
                                     ------------------------------------------
                                     Donald E. Klumb
                                     Vice President and Chief Financial Officer